UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 30, 2007
BORLAND SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10824	94-2895440
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20450 Stevens Creek Blvd., Suite 800
Cupertino, California 95014
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 863-2800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On January 30, 2007, Borland Software Corporation (the “Company”) issued a press release with an announcement of its preliminary financial results for the fourth quarter ended December 31, 2006.
     The press release relating to the announcement of the Company’s preliminary financial results for the fourth quarter ended December 31, 2006 is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
No.	Description
Exhibit 99.1	Press release dated January 30, 2007 regarding the announcement of the Company’s preliminary financial results for the fourth quarter ended December 31, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORLAND SOFTWARE CORPORATION
By:	/s/ Gregory J. Wrenn
Gregory J. Wrenn
Senior Vice President & General Counsel

Date: January 30, 2007

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release dated January 30, 2007 regarding the announcement of the Company’s preliminary financial results for the fourth quarter ended December 31, 2006